UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2004

SECURITY BANK CORPORATION

(Exact name of registrant as specified in charter)

Georgia	000-23261	58-2107916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4219 Forsyth Road, Macon, GA	31210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (478) 722-6200

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Security Bank Corporation dated April 12, 2004.

Item 12. Results of Operations and Financial Condition.

On April 12, 2004, Security Bank Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SECURITY BANK CORPORATION

Dated: April 12, 2004
	By:	/s/ H. Averett Walker
	Name:	H. Averett Walker
	Title:	President & CEO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Security Bank Corporation dated April 12, 2004.

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